Annual
                                                    Report
                                       Needham Growth Fund
----------------------------------------------------------


                              Year ended December 31, 1997


                                                    [LOGO]


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[LOGO]

Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071

Annual Report
for the year ended December 31, 1997


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                                                              ANNUAL REPORT 1997
--------------------------------------------------------------------------------

                                   The Needham Growth Fund -- seeking to build wealth for long-term investors.

                                   CONTENTS

                                   Letter from the Adviser                     2
                                   Statement of Net Assets                     6
                                   Schedule of Securities Sold Short          12
                                   Statement of Operations                    13
                                   Statements of Changes in Net Assets        14
                                   Financial Highlights                       15
                                   Notes to Financial Statements              16
                                   Report of Independent Auditors             18


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Needham Growth Fund
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                                                                YEAR END RESULTS
                                                                   DECEMBER 1997

Dear Shareholder,

THE NEEDHAM GROWTH FUND IS A NO-LOAD, PUBLICLY LISTED MUTUAL FUND. The Needham Growth Fund makes long-term investments in publicly owned growth businesses and is suitable for investors seeking long-term capital appreciation who understand the considerable risks associated with investing in smaller companies. The Fund focuses on the fundamental prospects for the businesses in which we are investors. The Fund's investments fall into four categories: (1) stocks that have significant growth prospects that can be purchased at attractive prices ("growth, but at a reasonable price"); (2) smaller companies that have strong business fundamentals but have disappointed investors with short-term results below expectations ("orphans"); (3) spin-offs, where a lack of investor awareness and Wall Street interest or support create opportunities to purchase strong companies at discount prices; and (4) overvalued stocks that are sold short in the expectation of a price decline. The Needham Growth Fund is listed on the NASDAQ market under the symbol NEEGX and is managed by Needham Asset Management, LLC, an affiliate of Needham & Company, Inc., a research centered investment bank specializing in growth companies. The Needham Growth Fund is the sole portfolio of The Needham Funds, Inc., a Maryland corporation which began investment operations on January 1, 1996.

                              NEEDHAM GROWTH FUND
                         COMPARATIVE INVESTMENT RETURNS

  An initial investment of $10,000 as of January 1, 1996 (inception) would be worth $17,529 as of December 31, 1997.

                                    [CHART]

In the printed version of the document, a line graph appears which depicts the following plot points:

                    Needham                           Russell
                    Growth            Nasdaq           2000         S&P 500
                     Fund            Composite         Index         Index
     1/2/96        $10,000.00       $10,000.00      $10,000.00     $10,000.00
     1/31/96       $10,850.00       $10,072.71       $9,981.33     $10,326.17
     2/29/96       $12,160.00       $10,455.36      $10,283.57     $10,397.77
     3/29/96       $12,570.00       $10,468.00      $10,468.40     $10,480.09
     4/30/96       $13,530.00       $11,315.79      $11,022.57     $10,620.85
     5/31/96       $14,430.00       $11,818.20      $11,452.04     $10,863.57
     6/28/96       $14,150.00       $11,262.95      $10,969.71     $10,888.09
     7/31/96       $13,800.00       $10,270.50      $10,000.95     $10,389.98
     8/30/96       $14,320.00       $10,849.32      $10,566.83     $10,585.46
     9/30/96       $15,070.00       $11,661.09      $10,962.75     $11,158.90
    10/31/96       $15,000.00       $11,609.77      $10,778.55     $11,450.49
    11/29/96       $15,281.37       $12,285.53      $11,207.08     $12,290.68
    12/31/96       $15,155.86       $12,270.52      $11,476.09     $12,026.37
     1/31/97       $15,752.05       $13,114.70      $11,692.57     $12,763.79
     2/28/97       $15,835.73       $12,441.31      $11,395.07     $12,839.45
     3/31/97       $15,908.95       $11,611.57      $10,841.54     $12,292.31
     4/30/97       $15,950.78       $11,982.82      $10,855.46     $13,010.24
     5/30/97       $16,662.03       $13,309.26      $12,050.51     $13,772.34
     6/30/97       $16,923.52       $13,706.07      $12,544.55     $14,370.79
     7/31/97       $17,885.80       $15,148.27      $13,117.70     $15,493.48
     8/29/97       $18,063.61       $15,086.59      $13,400.96     $14,603.45
     9/30/97       $18,600.60       $16,021.54      $14,362.76     $15,379.67
    10/31/97       $17,944.24       $15,146.37      $13,712.06     $14,849.41
    11/28/97       $17,753.68       $15,499.08      $13,606.36     $15,511.50
    12/31/97       $17,528.75       $14,925.30      $13,831.06     $15,755.52



The above illustration compares a $10,000 investment in the Needham Growth Fund on January 1, 1996 to a $10,000 investment in the noted benchmarks on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

Past performance is not predictive of future performance. The Fund's share price and return will vary so that an investor's shares, when redeemed, may be worth more or less than their original cost.


2


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                                                              ANNUAL REPORT 1997
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INVESTMENT STRATEGY

WE RELY ON FUNDAMENTAL RESEARCH. Investment decisions at The Needham Growth Fund are based upon our independent analysis of business fundamentals. The first level of analysis concerns industry prospects. Company-specific analysis includes company visits, discussions with management and employees and discussions with customers and competitors. The Needham Growth Fund focuses, above all, on the quality of the management because we believe that management is the most critical element in determining the success of a business. We choose to invest in people, not just in technology or products. The employees of Needham Asset Management, LLC, including Peter Trapp, the portfolio manager of The Needham Growth Fund, George A. Needham and John C. Michaelson, have experienced quite a few market cycles. The Needham Growth Fund also has access to the excellent analytical resources of Needham & Company, Inc., including its experienced head of research, Peter Dale, and its senior equity research analysts: John J. McManus (industrial), Bernard H. Lirola (healthcare) and John
O. Barr (software) as well as its nine other equity research analysts in technology, industrial, business services and healthcare. These resources offer the Fund a significant competitive advantage in studying, understanding and analyzing businesses and their management.

WE ARE NOT SHORT-TERM TRADERS. The Needham Growth Fund is not a short-term trader of stocks. The Needham Growth Fund does not rely upon so-called "technical" investing (based upon computer-based stock selection, technical analysis and charts) or so called "momentum" investing. We invest for the long term. Once we qualitatively identify great businesses and managements in which we would like to invest, we then value those businesses to assess a reasonable price at which to purchase the stock. The Needham Growth Fund seeks to purchase securities at prices which offer our shareholders the potential to earn a return of at least 50% over a two-year period. We believe that 1998 will likely be a market that rewards fundamental analysis and experience over formula approaches.

WE FOCUS ON LONG-TERM VALUES. In the short term, equity markets often incorrectly value stocks. Good companies are often undervalued based on short-term factors such as a disappointing quarter for the company not representative of the strength of the business, undue general or industry-specific pessimism, institutions wishing to exit the stock in size or a lack of knowledge and support for the stock. We believe that these undervalued situations represent buying opportunities. Lower quality companies are often overvalued based on short-term factors such as inordinate optimism about a new industry or technology, aggressive forecasts, investment banks promoting their clients, earnings spikes, momentum investors driving up prices or accounting gimmicks. These overvalued situations represent short opportunities as, in the long-term, real underlying values do eventually come through.

WE INVEST IN COMPANIES IN GROWTH INDUSTRIES. We invest in companies in industries that are likely to be the beneficiaries of long-lasting economic trends created by technological change and/or changing demographics. The Needham Growth Fund currently has significant investments in technology, health care, communications, media and outsourcing of services. Most of our areas of investment focus benefit from the POWER OF INFORMATION TECHNOLOGY.

"We are now living in the midst of the third great revolution in history. Today, the marriage of computers and telecommunications has ushered in the information age, which is as different from the Industrial Age as that period was from the Agricultural Age. The marriage of computers and telecommunications has ushered in the Information Age. When Johann Gutenberg pioneered movable type in Europe in 1436 and when Intel designed the integrated circuit in the 1970s, the way we record, store, access and peruse knowledge made quantum leaps forward and affected not only how we do our jobs but what we do." (Walter B. Wriston, Foreign Affairs September/October 1997.)

It took over thirty years before the automobile fundamentally changed the way we live, as against making more convenient an already existing pattern of life. The automobile became a mass produced consumer good in the first decades of this century. However, it did not fundamentally change the way we live and work until the 1950s. Equally important, there was no way to foresee the full impact of the automobile early in its adoption cycle. Most uses of information technology to date are similar to that of the automobile early in its adoption cycle; they make easier existing patterns of work and living. The predominance of the impact of information technology in changing the way we live and work is still ahead and unforeseeable. Our investment themes include:

1. THE GROWTH OF INDUSTRIES CENTERED ON THE MICROCHIP. The major technological driver of the past ten years and the ten years to come is the microchip. Major industries have been built around the capabilities provided by this device. These industries


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Needham Growth Fund
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include: the assembly, distribution and service of personal computers, semiconductors, the design of semiconductors and the equipment to manufacture semiconductors, electronic components, data storage, networking of computers, software and the whole new area of the Internet with its many ramifications for networking equipment, content and operating software and commerce. Each of these are now major industries in its own right. Some of these companies have strong proprietary positions and form core long-term holdings for the Fund. However, most technology companies offer a commodity product without a strong proprietary differentiation -- these companies are the repeated victims of global overcapacity and lack pricing power and do not make good long-term investments.

2. THE APPLICATION OF INFORMATION TECHNOLOGY TO HEALTHCARE. Demand for healthcare services grows insatiably with the aging population. Yet this is one of the least efficient industries in America when it comes to using data efficiently to improve the quality of service while improving efficiency and reducing costs. Only recently have control of costs and knowledge of outcomes been of any real interest to healthcare providers. The environment has changed dramatically and information systems are now a priority among healthcare providers. The restructuring of the information systems of the largest industry in America is only beginning.

3. THE APPLICATION OF INFORMATION TECHNOLOGY TO OIL & GAS PRODUCTION. The exploration for oil and gas has changed dramatically in the past fifteen years with technological improvements based on electronics leading to lower exploration costs and greater access to reserves. Companies with advanced technology have established leadership positions in providing equipment and services.

4. THE GROWTH OF BUSINESS OUTSOURCING SERVICES. Strategic outsourcing by business represents a true paradigm shift in how businesses operate. In the past, companies tried to do all possible jobs internally, many only tangential to their main business, from legal work to managing buildings. Increasingly, well run businesses are, by competitive necessity, focusing their own efforts on only a few areas of core competency and contracting all other services to partners who are focused on delivering a top quality service in that particular area. Just as a top young athlete considering a professional career must now choose a specific sport on which to concentrate, companies increasingly focus on the few things that they do outstandingly well and leave the rest to others; two areas of particular interest are the outsourcing of manufactured products and of data and telephone services. In manufacturing, there is a rapid transition throughout American industry from strictly internal manufacturing to the purchase of components and subassemblies to entire "box build," where the complete product is contracted to an outside manufacturer, leaving the "manufacturer" only the high value-added design and customer interface functions. The outsourcing of data services has a history dating back to the 1960s and the early days of EDS. It is a rapidly growing industry with the contracting out of data services ranging from electronic payments to inbound and outbound telephone sales and fulfillment to brokerage firms' clearing operations.

5. RESTRUCTURINGS AND SPIN-OFFS. We also look for investment opportunities in restructurings and spin-offs, primarily in the information technology industries. American business continues to restructure to increase shareholders' value by focusing on core competencies and operations. The divestiture of underperforming operations was a theme of the 1980s and early 1990s. We are now seeing the spin-off to shareholders and the divestiture of good operations, but in unrelated businesses, to assist companies to focus resources on core areas. These restructurings often represent excellent investment opportunities at both the parent and the subsidiary. The parent company's returns are often enhanced by the divestiture as resources are directed at higher return opportunities, management is better able to focus on the core business, and Wall Street finds the remaining business easier to understand and therefore support. When good businesses are spun-off to shareholders, an investment opportunity may arise as the former subsidiary management is often more focused and provided with strong incentives to succeed, but the company is often not adequately followed or supported by Wall Street.

1997 WAS AN EVENTFUL YEAR FOR THE NEEDHAM GROWTH FUND

Assets under management in The Needham Growth Fund increased substantially during the year. We attribute increased shareholders' interest in The Needham Growth Fund to our strong performance since inception, increasing interest by financial planners and the ability of investors to conveniently purchase The Needham Growth Fund without any fees through mutual fund marketplaces (most importantly Charles Schwab's Mutual Fund OneSource and Fidelity's FundNetwork). However, the performance of the Fund in 1997 neither lived up to our expectations nor your expectations. The portfolio of the Fund


4

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                                                              ANNUAL REPORT 1997
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included significant hedged positions to protect against a down market. Turmoil in Asia and the slowing U.S. economy did not have the anticipated impact on the market; the market shrugged off all clouds and continued to rise. As with any hedged strategy in an up market, performance suffered heavily as a consequence.

At year-end 1997, the portfolio manager, Howard S. Schachter, resigned, and we appointed a new portfolio manager, Peter J.R. Trapp. Peter is an experienced and seasoned investment professional. We expect excellent results with Peter at the helm. The fundamental strategy of the Fund will continue under Peter. The primary changes will be a smaller list of portfolio investments than in the past and a hedging strategy more focused on the use of index puts and short positions and less on puts on individual stocks.

OUTLOOK FOR 1998

In the long term, prices of securities mirror the value of their underlying businesses. While the U.S. economy is currently growing only moderately, we expect most of the companies in which we invest to achieve strong profit growth in 1998. We are therefore optimistic that 1998 could be another favorable year for The Needham Growth Fund. Of course, investing in small cap stocks is inherently risky. Please see pages 7 to 8 of the prospectus for a discussion of the investment risks. Our past performance should not be considered a predictor of future results.

THANK YOU FOR INVESTING IN THE NEEDHAM GROWTH FUND

Thank you very much for choosing to join us as fellow shareholders in The Needham Growth Fund. We realize that there are now thousands of mutual funds for you to choose among to entrust your savings, whether your purpose is to invest to fund your retirement, a child's education, travel, a new business or a new home. We will continue to work hard to justify your confidence. Please feel free to write or call if you have any questions or comments.

The Needham Growth Fund is a no-load fund. It sells and redeems its shares at net asset value without any sales charges or redemption fees. The minimum initial investment for individuals, corporations, partnerships, IRA's or trusts is $1,500. There is a $100 minimum for subsequent purchases. The minimum for purchases made pursuant to The Needham Growth Fund's Automatic Investment Plan is $1,500 with a $50 monthly minimum for subsequent purchases.

The Prospectus sets forth concisely the essential information a prospective investor should know before investing. Investors are advised to read the Prospectus and retain it for future reference. A Statement of Additional Information containing additional and more detailed information about The Needham Growth Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into the Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing or calling The Needham Growth Fund at the address and telephone number set forth above.

A copy of the Prospectus and the Statement of Additional Information is also available through The Needham Growth Fund's website at http://www.needhamco.com. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding The Needham Growth Fund.

Sincerely,

/s/ John C. Michaelson
----------------------
John C. Michaelson
PRESIDENT,
NEEDHAM ASSET MANAGEMENT L.L.C.


/s/ George A. Needham
---------------------
George A. Needham
CHAIRMAN,
NEEDHAM ASSET MANAGEMENT L.L.C.


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Needham Growth Fund
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Statement of Net Assets

December 31, 1997

                                                     Shares                Value
--------------------------------------------------------------------------------
COMMON STOCKS - (73.0%)
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS - (4.1%)
Nautica Enterprises, Inc.*+                          10,000         $    232,500
The North Face, Inc.*                                 5,000              110,000
Polo Ralph Lauren Corp.*                              5,000              121,563
Stride Rite Corp.                                     5,000               60,000
Tommy Hilfiger Corp.*                                 5,000              175,625
Vans, Inc.*                                           5,000               75,625
Wolverine World Wide, Inc.                            5,000              113,125
--------------------------------------------------------------------------------
                                                                         888,438
--------------------------------------------------------------------------------
BEVERAGES - (0.8%)
Coca-Cola Enterprises, Inc.                           5,000              177,813
--------------------------------------------------------------------------------
BROADCASTING/MEDIA - (4.9%)
CBS Corp.+                                            5,000              147,188
Comcast Corp., Class A+                              13,000              410,313
Hart-Hanks Communications, Inc.                       5,000              185,625
Sinclair Broadcast Group, Inc.*                       2,500              116,563
Viacom, Inc., Class B*                                5,000              207,188
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                                                                       1,066,877
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BUSINESS SERVICES - (1.1%)
Cendant Corp.*                                        5,007              172,116
Corestaff, Inc.*                                      2,300               60,950
--------------------------------------------------------------------------------
                                                                         233,066
--------------------------------------------------------------------------------
COMPUTERS & RELATED - (8.1%)
Dell Computer Corp.*+                                10,000              840,000
Industri-Matematik International Corp.*               4,000              118,000
SCI Systems, Inc.*                                    5,000              217,813
Sun Microsystems, Inc.*+                              5,000              199,375
Tier Technologies, Inc.*                              5,000               53,750
Trimble Navigation, Ltd.*                             5,000              109,063
Unisys Corp.*                                        10,000              138,750
Western Digital Corp.*+                               5,000               80,313
--------------------------------------------------------------------------------
                                                                       1,757,064
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - (4.5%)
Electronic Arts, Inc.*                                3,000              113,438
Real Networks, Inc.*                                    500                6,938
Rogue Wave Software*                                  5,000               55,313
Symantec Corp.*                                      12,000              263,250
Transactions Systems Architects, Inc.*                2,500               95,000
Unova, Inc.*+                                         5,000               82,188
Western Atlas, Inc.*+                                 5,000              370,000
--------------------------------------------------------------------------------
                                                                         986,127
--------------------------------------------------------------------------------
CONTRACTOR MANUFACTURING - (6.7%)
DII Group, Inc. *+                                   22,600              615,850
Solectron Corp.*+                                    20,000              831,250
--------------------------------------------------------------------------------
                                                                       1,447,100
--------------------------------------------------------------------------------

See accompanying notes to financial statements.


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                                                              ANNUAL REPORT 1997
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                                                     Shares                Value
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES - (0.8%)
Helen of Troy, Ltd.*                                 10,500         $    169,313
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION - (0.5%)
Coltec Industries, Inc.*                              5,000              115,938
--------------------------------------------------------------------------------
FINANCIAL SERVICES - (2.2%)
Capital One Financial Corp.                           5,000              270,938
Schwab, Charles Corp.                                 5,000              209,688
--------------------------------------------------------------------------------
                                                                         480,626
--------------------------------------------------------------------------------
FOODS - (1.3%)
Hershey Foods Corp.                                   2,500              154,844
Michael Foods, Inc.                                   5,000              121,875
--------------------------------------------------------------------------------
                                                                         276,719
--------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (2.5%)
Access Health, Inc.+                                  2,500               73,438
Mariner Health Group, Inc.*                           5,000               81,250
Phycor, Inc.*                                         7,000              189,000
ProMedCo Management Co.*                             10,000              101,250
Wellpoint Health Networks, Inc.*+                     2,500              105,625
--------------------------------------------------------------------------------
                                                                         550,563
--------------------------------------------------------------------------------
INSURANCE - (2.8%)
Ace, Ltd.+                                            5,000              482,500
ESG Re, Ltd.*                                         5,000              117,500
--------------------------------------------------------------------------------
                                                                         600,000
--------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - (0.7%)
Alliance Gaming Corp.*                                5,000               24,375
Vail Resorts, Inc.*                                   5,000              129,688
--------------------------------------------------------------------------------
                                                                         154,063
--------------------------------------------------------------------------------
MEDICAL DEVICES - (1.4%)
Cambridge Heart, Inc.*                                5,000               45,625
Endosonics Corp.*                                    10,200              109,650
Hologic, Inc.*                                        5,000              103,438
Young Innovations, Inc.*                              3,000               54,000
--------------------------------------------------------------------------------
                                                                         312,713
--------------------------------------------------------------------------------
NETWORKING & TELECOMMUNICATIONS - (5.7%)
3Com Corp.*+                                          3,000              104,813
Ascend Communications, Inc.*+                         7,500              183,750
Cisco Systems, Inc.*+                                 3,750              209,063
Galileo International, Inc.                           5,000              138,125
Lucent Technologies, Inc.                             2,500              199,688
MCI Communications Corp.                              2,500              107,031
MMC Networks, Inc.*                                   3,500               59,500
RMH Teleservices, Inc.*                               5,000               31,875
Smallworldwide PLC*                                   2,000               43,750
Tel-Save Holdings, Inc.*                              5,000               99,375
Viasat, Inc.*                                         5,000               68,125
--------------------------------------------------------------------------------
                                                                       1,245,095
--------------------------------------------------------------------------------

See accompanying notes to financial statements.


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                                                     Shares                Value
--------------------------------------------------------------------------------
PHARMACEUTICALS - (3.6%)
Biochem Pharmaceutical, Inc.*                         5,000         $    104,375
Bristol-Meyers Squibb Co.                             2,500              236,563
Magainin Pharmaceuticals, Inc.*                      10,000               80,625
Pfizer, Inc.                                          2,500              186,406
Pharmacia & Upjohn, Inc.                              5,000              183,125
--------------------------------------------------------------------------------
                                                                         791,094
--------------------------------------------------------------------------------
RETAILING - (11.3%)
Bed, Bath & Beyond, Inc.*                             5,000              192,500
Books-A-Million, Inc.*                                5,000               29,063
Borders Group, Inc.*                                  5,000              156,563
Central Garden & Pet Co.*                             5,000              131,250
Chico's Fas, Inc.*                                    5,000               33,750
Dayton-Hudson Corp.                                   2,500              168,750
DM Management Co.*                                    5,000               78,125
Gap, Inc.                                             7,500              265,781
General Nutrition Companies, Inc.*                    5,000              170,000
Gymboree Corp.*                                      10,000              273,750
Intimate Brands, Inc.                                 2,500               60,156
Papa John's International, Inc.*                      5,000              174,375
PCA International, Inc.                               4,000               84,000
Pet Smart, Inc.*                                      6,700               48,575
Petco Animal Supplies, Inc.*                          5,000              120,000
TJX Companies, Inc.                                   5,000              171,875
Wal-Mart Stores, Inc.                                 5,000              197,188
Williams-Sonoma, Inc.*                                2,500              104,674
--------------------------------------------------------------------------------
                                                                       2,460,375
--------------------------------------------------------------------------------
SEMI-CONDUCTOR PRODUCERS - (2.0%)
Intel Corp.+                                          2,500              175,625
Rockwell International Corp.                          5,000              261,250
--------------------------------------------------------------------------------
                                                                         436,875
--------------------------------------------------------------------------------
SEMI-CONDUCTORS CAPITAL EQUIPMENT/ELECTRONICS - (6.7%)
Applied Materials, Inc.*                              1,600               48,200
Cadence Design Systems, Inc.*                        10,000              245,000
FSI International, Inc.*                             25,000              293,750
KLA-Tencor Corp.*+                                    5,000              193,125
Kronos, Inc.*                                         3,200               98,600
LAM Research Corp.*+                                  4,000              117,000
LTX Corp.*                                           10,000               44,375
Park Electrochemical Corp.                            2,600               73,775
Sanmina Corp.*+                                       2,000              135,500
Teradyne, Inc.*                                       6,500              208,000
--------------------------------------------------------------------------------
                                                                       1,457,325
--------------------------------------------------------------------------------

See accompanying notes to financial statements.


8

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                                                              ANNUAL REPORT 1997
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                                                     Shares                Value
--------------------------------------------------------------------------------
TOYS - (0.7%)
Hasbro, Inc.                                          5,000         $    157,500
--------------------------------------------------------------------------------
TRUCKING - (0.6%)
Yellow Corp.*                                         5,000              125,625
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $14,586,030)                                15,890,309
--------------------------------------------------------------------------------

                                                        Par
                                                      (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (27.1%)
TIME DEPOSITS
  PNC Bank N.A. (Time Deposits)
     5.25%, Due 01/02/98 (Cost $5,898,000)           $5,898            5,898,000
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

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Needham Growth Fund
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Statement of Net Assets

December 31, 1997
                                                         Number
Name/Expiration Date/Strike Price                  of Contracts            Value
--------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (1.8%)
--------------------------------------------------------------------------------
Applied Materials, Inc., January $50                       5         $    10,031
Bed, Bath & Beyond, Inc., January $32.50                  50               1,250
Biochem Pharmaceutical, Inc., January $25                 50              21,563
Cadence Design Systems, Inc., February $27.50            100              45,000
Capital One Financial Corp., January $50                  50               2,344
Cendant Corp., January $27.50                             40                 500
Central Garden & Pet Co., January $25                     50               4,219
Coca-Cola Enterprises, Inc., January $32.50               50               2,188
Comcast Corp., January $30                                50               1,250
Dayton-Hudson Corp., January $70                          25               8,437
Digital Equipment Corp., January $35                      50               3,750
DII Group, Inc., January $25                              50               2,969
Electronic Arts, Inc., January $30                        30               1,313
Endosonics Corp., January $12.50                         100              20,000
Galileo International, Inc., January $25                  50               1,094
Gap, Inc., January $36.625                                75              13,125
General Nutrition Companies, Inc., January $30            50               1,407
Gymboree Corp., January $25                              100               4,375
Hasbro, Inc., January $30                                 50               2,500
Helen of Troy, Ltd., February $12.50                     105               1,969
HFS, Inc., January $70                                    50#              2,626
Hologic, Inc., January $25                                50              21,562
Interactive Week Internet Index, January $245             10               3,313
Lucent Technologies, Inc., January $75                    25               2,500
Morgan Stanley High Tech Index, January $420              25              11,719
Nautica Enterprises, Inc., January $25                    50               9,219
Papa John's International, Inc., January $30              50                 313
Petco Animal Supplies, Inc., January $25                  50               7,500
Pharmacia & Upjohn, Inc., January $35                     50               1,250
Philadelphia Semi-Conductor Index, January $235           25               6,094
Philadelphia Semi-Conductor Index, January $265           20              21,750
Phycor, Inc., January $25                                 70               4,375
Polo Ralph Lauren Corp., January $25                      50               7,500
Rockwell International Corp., January $50                 50               3,438
Schwab, Charles Corp., January $40                        50               3,125
Sinclair Broadcast Group, Inc., January $35               25                 469
Solectron Corp., January $25                              50               1,875
Solectron Corp., January $32.50                           50               1,563
Symantec Corp., January $22.50                           115              16,531
Teradyne, Inc., January $37.50                            50              29,375
Teradyne, Inc., January $50                                4               7,400

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 1997
--------------------------------------------------------------------------------




                                                         Number
                                                   of Contracts           Value
-------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (1.8%) (continued)
-------------------------------------------------------------------------------
TJX Companies, Inc., January $27.50                      50         $       938
TJX Companies, Inc., January $35                         50               6,563
Tommy Hilfiger Corp., January $40                        50              25,313
Transaction Systems Architects, Inc., January $35        50                 938
Trimble Navigation, Ltd., January $22.50                 50               6,875
Unisys Corp., January $15                               100              14,991
Viacom, Inc., Class B, January $30                       50                 938
Viacom, Inc., Class B, January $35                       50                 938
Wal-Mart Stores, Inc., January $37.50                    50               1,875
Williams-Sonoma, Inc., January $40                       25               3,594
Wolverine World Wide, Inc., January $22.50               50               4,688
Yellow Corp., January $22.50                             50               1,407
SCI Systems, Inc., January $37.50                        50                 938
Speedfam International, Inc., January $22.50             25               1,250
-------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (Cost $485,803)                             384,027
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (0.0%)
Applied Materials, Inc. January $52.50                   50                 313
Philadelphia Semi-Conductor Index, January $320          10                 125
-------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $18,555)                                 438
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL INVESTMENTS - (101.9%) (Cost $20,988,388)                      22,172,774
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER LIABILITIES IN EXCESS OF ASSETS - (-1.9%)
-------------------------------------------------------------------------------
Receivable from Brokers for Securities Sold Short                     4,526,021
Receivable for Investment Securities Sold                                69,698
Other Assets                                                            114,062
Net Amounts due to Affiliates                                          (151,105)
Securities Sold Short at Value (proceeds - $4,526,021)               (4,763,475)
Organization Costs Payable to Distributor                               (78,907)
Other Liabilities                                                      (120,032)
-------------------------------------------------------------------------------
                                                                       (403,738)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSETS - (100.0%), (Applicable to 1,509,685 shares outstanding,
  $.001 par value, 1,000,000,000 shares authorized)                 $21,769,036
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $     14.42
-------------------------------------------------------------------------------

* Non-Income producing security.
+ Security position is either entirely or partially placed in a segregated account as collateral for securities sold short.
# Entitles the holder to purchase 240 shares for each contract held.


See accompanying notes to financial statements.

Needham Growth Fund
--------------------------------------------------------------------------------

Schedule of Securities Sold Short

December 31, 1997

Name of Issuer                                       Shares                Value
--------------------------------------------------------------------------------

3Com Corp.                                            3,000          $   104,810

Access Health, Inc.                                   2,500               73,438

Ace, Ltd.                                             5,000              482,500

Ascend Communications, Inc.                           7,500              183,750

CBS Corp.                                             5,000              147,188

Cisco Systems, Inc.                                   3,750              209,063

Comcast Corp., Class A                                8,000              252,500

Dell Computer Corp.                                  10,000              840,000

DII Group, Inc.                                      17,600              479,600

Intel Corp.                                           2,500              175,625

KLA-Tencor Corp.                                      5,000              193,125

LAM Research Corp.                                    4,000              117,000

Nautica Enterprises, Inc.                             5,000              116,250

Sanmina Corp.                                         2,000              135,500

Solectron Corp.                                      10,000              415,625

Sun Microsystems, Inc.                                5,000              199,375

Unova, Inc.                                           5,000               82,188

Wellpoint Health Networks, Inc.                       2,500              105,625

Western Atlas, Inc.                                   5,000              370,000

Western Digital Corp.                                 5,000               80,313
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $4,526,021)                    $ 4,763,475
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 1997
-------------------------------------------------------------------------------

Statement of Operations

For the year ended December 31, 1997


-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                           $   460,461
Interest                                                                206,538
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 666,999

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment Advisory fee                                                 290,440
Administration and Accounting fee                                        85,000
Distribution fees                                                        58,219
Custodian fee                                                            55,983
Transfer Agent fee                                                       32,250
Legal fee                                                                61,000
Directors' fees                                                          42,200
Audit fee                                                                27,000
Organization expenses                                                    26,468
Shareholders' reports                                                    20,055
Other expenses                                                           64,857
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                          763,472
-------------------------------------------------------------------------------
Expenses Waived and Reimbursable                                       (182,591)
-------------------------------------------------------------------------------
NET EXPENSES                                                            580,881

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    86,118
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
-------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                            5,483,523
Net Realized Loss on Option Contracts                                (2,314,395)
Change in Unrealized Appreciation of Investment Securities             (267,995)
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               2,901,133

-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,987,251
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Growth Fund
-------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                Year ended         Year ended
                                                              December 31,       December 31,
                                                                      1997               1996*
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------
OPERATIONS:
---------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                  $     86,118      $   (111,272)
Net Realized Gain on Investment Securities                       5,483,523         1,319,364
Net Realized Loss on Option Contracts                           (2,314,395)         (333,389)
Change in Unrealized Appreciation (Depreciation) of
  Investment Securities                                           (267,995)        1,214,927
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             2,987,251         2,089,630
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
---------------------------------------------------------------------------------------------------
  Net Investment Income                                            (76,131)               --
  Net Realized Gains                                            (3,428,667)         (615,164)
  In Excess of Net Realized Gains                                  (37,925)               --
---------------------------------------------------------------------------------------------------
  Total Distributions                                           (3,542,723)         (615,164)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
---------------------------------------------------------------------------------------------------
Shares Issued                                                   23,293,242        14,236,574
Shares Issued in Reinvestment of Distributions                   3,271,954           576,920
Shares Redeemed                                                (18,620,014)       (2,448,634)
---------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                     7,945,182        12,364,860
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     7,389,710        13,839,326
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of Year                                               14,379,326           540,000
End of Year                                                   $ 21,769,036      $ 14,379,326
---------------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
---------------------------------------------------------------------------------------------------
Shares Issued                                                    1,459,181         1,066,793
Shares Reinvested                                                  218,994            39,569
Shares Redeemed                                                 (1,160,681)         (168,171)
---------------------------------------------------------------------------------------------------
                                                                   517,494           938,191
---------------------------------------------------------------------------------------------------

*Fund commenced operations on January 1, 1996.

See accompanying notes to financial statements.

                                                              ANNUAL REPORT 1997
--------------------------------------------------------------------------------
Financial Highlights

                                                               Year ended                      Year ended
For a share outstanding throughout each year            December 31, 1997               December 31, 1996*
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $  14.49                         $  10.00
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                        0.06                            (0.11)
Net Gain on Securities (Realized and Unrealized)                    2.26                             5.27
------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                                    2.32                             5.16
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
Net Investment Income                                              (0.05)                              --
Net Realized Gains                                                 (2.31)                           (0.67)
In Excess of Net Realized Gains                                    (0.03)                              --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (2.39)                           (0.67)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $  14.42                         $  14.49
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       15.66%                           51.56%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)                             $ 21,769                         $ 14,379
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                             2.50%a                           2.50 %a
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                        0.37%a                          (1.27)%a
Portfolio Turnover Rate                                           724.08%                          568.93 %
Average Commission Rate Paid(1)                                 $ 0.0359                         $ 0.0511

a Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, for the years ended December 31, 1997 and 1996, would have been 3.29% and 4.60%, respectively and the ratio of net investment income (loss) to average net assets, for the years ended December 31, 1997 and 1996, would have been (0.42%) and (3.37%), respectively.

(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the years for which commissions were charged.

*   Fund commenced operations on January 1, 1996.

See accompanying notes to financial statements.

Needham Growth Fund
--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. Prior to the Fund's commencement of operations on January 1, 1996, it had no operations other than the issuance of 54,000 shares for $540,000.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Organizational Costs: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 1997 to not more than 2.50% of average daily net assets. For the year ended December 31, 1997, the Advisor waived $182,591 of its fee.

PFPC, Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.

4. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 1997, the Fund incurred $58,219 of distribution fees.

5. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 1997.

                          Purchases            Sales
------------------------------------------------------
Long transactions      $131,859,472     $133,149,166
Short sale
  transactions           17,155,958       16,542,123
------------------------------------------------------
Total                  $149,015,430     $149,691,289
------------------------------------------------------

At December 31, 1997, net unrealized appreciation of $946,932 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $2,637,757 and $1,690,825, respectively.

                                                              ANNUAL REPORT 1997
--------------------------------------------------------------------------------

6. OPTION TRANSACTIONS

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

A summary of call options written by the Fund for the year ended December 31, 1997 is as follows:

                               Number of     Premium
Options Written                Contracts    Received
----------------------------------------------------
Options outstanding at
  beginning of period             705      $ 202,128
Options written                   160         68,707
Options expired                  (150)       (42,287)
Options exercised                 (25)        (3,669)
Options terminated in closing
  transactions                   (690)      (224,879)
----------------------------------------------------
Options outstanding at
  December 31, 1997                 0      $       0
----------------------------------------------------

7. SHORT SALE TRANSACTIONS

The Fund may sell securities short for hedging purposes. During the year ended December 31, 1997, the Fund sold securities short 'against the box'. This occurs when the Fund enters into a short sale while holding an offsetting long position in the security sold short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. At December 31, 1997, the market value of securities separately segregated to cover short positions was $4,763,475. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 1997 and their related market values and proceeds are set forth in the schedule of securities sold short.

8. COMPONENTS OF NET ASSETS

At December 31, 1997 net assets consisted of:

Paid-in Capital                        $20,850,042
Accumulated Net Investment Income            9,987
Distributions in Excess of Net
  Realized Gains                           (37,925)
Net Unrealized Appreciation
  (Depreciation) of Investment
  Securities                               946,932
--------------------------------------------------
Total Net Assets                       $21,769,036
--------------------------------------------------

Needham Growth Fund
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Needham Growth Fund

We have audited the accompanying statement of net assets of Needham Growth Fund (a portfolio of The Needham Funds, Inc.), including the schedule of securities sold short, as of December 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the statement of changes in net assets and the financial highlights for the period from January 1, 1996 (commencement of operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Needham Growth Fund at December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the changes in its net assets and the financial highlights for the period from January 1, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.

                                       ERNST & YOUNG LLP

New York, New York
February 23, 1998

[LOGO]

Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President
---------
John C. Michaelson

Executive Vice President
and Portfolio Manager
------------------------
Peter J. R. Trapp

Directors
---------
George A. Nedham
John C. Michaelson
George D. Gould
Roger W. Johnson
James P. Poitras
F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PNC Bank, N.A.
200 Stevens Drive
Airport Business Center
Lester, PA 19113

Counsel:
Fulbright & Jaworski L.L.P.
666 Firth Avenue
New York, NY 10103

Independent Auditors:
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019